UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2012 (May 2, 2012)

Triangle Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00733	06-1798488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Glenwood Avenue, Suite 530, Raleigh, North Carolina		27612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (919) 719-4770

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 2, 2012, Triangle Capital Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2012. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in these Items 2.02 and 7.01 of Form 8-K, and Exhibit 99.1 attached hereto, are being furnished by the Company in satisfaction of the public disclosure requirements of Regulation FD and Item 2.02 of Form 8-K, insofar as they disclose historical information regarding the Company’s results of operations or financial condition as of and for the quarter ended March 31, 2012.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in these Items 2.02 and 7.01, and Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 2, 2012, at the 2012 annual meeting of stockholders of the Company (the “Annual Meeting”), the Company’s stockholders approved the Triangle Capital Corporation 2012 Cash Incentive Plan (the “Cash Incentive Plan”). The Cash Incentive Plan allows for the payment of performance-based compensation to certain executive officers of the Company to be exempt from the deduction limitation contained in Section 162(m) of the Internal Revenue Code. The Cash Incentive Plan governs the payment of annual bonuses with respect to participating employees. The Board of Directors of the Company approved the Cash Incentive Plan subject to stockholder approval. A more detailed summary of the material terms of the Cash Incentive Plan appears on pages 43 to 45 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 30, 2012. The foregoing description of the amendment is qualified in its entirety by reference to the full text of the Cash Incentive Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

In addition, the Board of Directors of the Company previously approved, subject to stockholder approval, an amendment to the Company’s 2007 Equity Incentive Plan (the “Equity Incentive Plan”), in order to increase the maximum aggregate number of shares of the Company’s common stock available for issuance under the Equity Incentive Plan from 900,000 to 2,400,000. At the Annual Meeting, the Company’s stockholders approved this amendment to the Equity Incentive Plan. A more detailed summary of the material terms of the Equity Incentive Plan appears on pages 46 to 50 of the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 30, 2012. The foregoing description of the amendment is qualified in its entirety by reference to the full text of the amended Equity Incentive Plan, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Following are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 — Election of Directors

The following individuals, constituting all of the nominees named in the Company’s Proxy Statement, were elected as directors to serve until the 2013 annual meeting of stockholders and until their successors have been duly elected and qualified. The following votes were taken in connection with this proposal:

Director	For	Withheld
Garland S. Tucker, III	16,221,185	486,025
Brent P.W. Burgess	15,891,486	815,724
Steven C. Lilly	15,560,688	1,146,522
W. McComb Dunwoody	16,215,832	491,378
Mark M. Gambill	16,206,764	500,446
Benjamin S. Goldstein	15,799,543	907,667
Simon B. Rich, Jr.	16,131,442	575,768
Sherwood H. Smith, Jr.	16,057,701	649,509

Proposal 2 — Approval to Sell Securities Below Net Asset Value

A proposal to authorize the Company, pursuant to approval of its Board of Directors, to sell shares of its common stock or warrants, options or rights to acquire common stock during the next year at a price below the Company’s then current net asset value per share was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
15,174,414	1,288,833	243,950

This proposal was also approved by the Company’s non-affiliated stockholders by a vote of 13,866,609 shares for, 1,288,833 shares against and 243,950 abstained. The number of votes cast in favor of this proposal represents a majority of outstanding voting securities of the Company and a majority of outstanding securities not held by affiliated persons, as defined under the Investment Company Act of 1940.

Proposal 3 — Approval of Triangle Capital Corporation 2012 Cash Incentive Plan

The proposal to approve the Triangle Capital Corporation 2012 Cash Incentive Plan was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
15,051,065	1,208,775	447,351

Proposal 4 — Approval to Increase the Maximum Aggregate Number of Shares of Common Stock Available for Issuance Under the Amended and Restated 2007 Equity Incentive Plan

The proposal to approve an increase in the maximum aggregate number of shares of the Company’s common stock available for issuance under the Amended and Restated 2007 Equity Incentive Plan was approved. The following votes were taken in connection with this proposal:

For	Against	Abstain
14,789,621	1,589,523	328,049

The total number of votes cast on this proposal was 16,379,144, which represents over 50% in interest of all securities entitled to vote on the proposal at the Annual Meeting.

Item 7.01.	Regulation FD Disclosure.

The disclosure obtained in Item 2.02 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 is being furnished herewith to this Current Report on Form 8-K:

Exhibit No.	Description

10.1†	Triangle Capital Corporation 2012 Cash Incentive Plan.

10.2†	Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan.

99.1	Press Release dated May 2, 2012 of the Company.

†	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triangle Capital Corporation

Date: May 2, 2012	By:	/s/ Steven C. Lilly
Steven C. Lilly
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1†	Triangle Capital Corporation 2012 Cash Incentive Plan.

10.2†	Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan.

99.1	Press Release dated May 2, 2012 of the Company.

†	Management contract or compensatory plan or arrangement.